SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           _________________________

                                   FORM 8-K

                                CURRENT REPORT


               Pursuant to Section 13 or 15(d) of the Securities
                             Exchange Act of 1934

                           _________________________


      Date of Report (date of earliest event reported):  JANUARY 18, 2005


                              PSB HOLDINGS, INC.
            (Exact name of registrant as specified in its charter)


        WISCONSIN                   0-26480                   39-1804877
     (State or other           (Commission File              (IRS Employer
     jurisdiction of                Number)                 Identification
     incorporation)                                             Number)

                            1905 W. STEWART AVENUE
                               WAUSAU, WI 54401
         (Address of principal executive offices, including Zip Code)

                                (715) 842-2191
              Registrant's telephone number, including area code

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

   * Written communications pursuant to Rule 425 under the Securities Act (17 CFR 23.425)

   * Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   * Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
   * Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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                   INFORMATION TO BE INCLUDED IN THE REPORT


SECTION 1 -  REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

BASE SALARIES

      On January 18, 2005, the Board of Directors (the "Board") of the Company's bank subsidiary (the "Bank") established the following base salaries for 2005:

            Dave Kopperud           $179,000
            Dave Svacina            $115,850
            Scott Cattanach         $107,425

INCENTIVE PLANS

      On February 15, 2005, the Board took the following actions concerning executive compensation.

      SENIOR MANAGEMENT INCENTIVE COMPENSATION PLAN

      The Board adopted individual performance criteria for 2005 under the Bank's Senior Management Incentive Compensation Plan. Participants' department goals and individual goals under the plan were established as follows:

      David K. Kopperud, President and CEO

(bullet) Department goals consist of achieving targets for commercial customer contacts among current and prospective customers, reduction in past due loans, and net loan growth.

(bullet) Individual goals consist of achieving targets for net loan growth, reduction in net charge-offs, bank-wide banking services per household, and net interest income growth.

      David A. Svacina, Executive Vice President

(bullet) Department goals consist of achieving targets for increases in investment center referrals, budgeted amounts of gross commissions for the investment center, and fee income for the consumer retail and investment center departments.

(bullet) Individual goals consist of development and implementation of human resources organizational plan, developing procedures regarding board policy management, and increasing retail banking services per household.
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
      Scott M. Cattanach, Chief Financial Officer

(bullet) Department goals consist of achieving targeted referral goals, minimum level of budgeted income for Nevada investment subsidiary, and targeted levels for department operating expenses.

(bullet) Individual goals consist of successfully managing holding company requirements for internal control of financial reporting, and achievement of targeted levels of net interest income, targeted operating expense ratios, and tax adjusted net interest margin.

      EXECUTIVE DEFERRED COMPENSATION PLAN

      The Board set deferral and matching contribution percentages under the Executive Deferred Compensation Plan for 2005 as follows:

      (1)  Maximum deferral (% of base salary) - 20%

      (2)  Bank matching contribution - 20% of first 15% of salary deferred.


                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    PSB HOLDINGS, INC.



Date:  February 21, 2005            By:    SCOTT M. CATTANACH
                                           Scott M. Cattanach
                                           Treasurer
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